UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2010
Oclaro, Inc.
(Exact name of registrant as specified in its charter)
000-30684
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	20-1303994 (I.R.S. Employer Identification No.)
2584 Junction Avenue
San Jose, California 95134
(Address of principal executive offices, including zip code)
(408) 383-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
On July 20, 2010, Oclaro, Inc., a Delaware corporation (“Oclaro”), entered into an Agreement of Merger (the “Merger Agreement”) with Mintera Corporation, a Delaware corporation (“Mintera”), Nikko Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of Oclaro (“Merger Sub”), and Shareholder Representative Services LLC, as the Stockholders’ Agent.
Pursuant to the Merger Agreement, on July 21, 2010, Oclaro acquired 100% of Mintera’s outstanding capital stock. In connection with the merger, Oclaro paid $12,000,000 in cash at the effective time of the Merger, plus a revenue-based earn-out ranging from $0 to $20,000,000, payable in cash or stock at Oclaro’s option, based on the 18 month period following the effective time of the Merger.
There are no material relationships between Oclaro and the other parties to the Merger Agreement, other than the Merger Agreement and the other agreements and transactions contemplated thereby. A copy of the Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed with this Current Report on Form 8-K. The requisite financial statements of Mintera and pro forma financial information will be filed by amendment to this Form 8-K within 71 calendar days of the date upon which this Current Report on Form 8-K is required to be filed.
Item 2.01 Completion of Acquisition or Disposition of Assets
The information included pursuant to Item 1.01 is incorporated by reference into this Item 2.01.
Item 7.01 Regulation FD Disclosure
On July 21, 2010, Oclaro issued a press release regarding the Merger, which is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934. The information set forth in Item 7.01 (including Exhibit 99.1) shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD. The information in this Item 7.01 (including Exhibit 99.1) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
2.1*	Agreement of Merger, dated as of July 20, 2010, by and among Oclaro, Inc., Nikko Acquisition Corp., Mintera Corporation and Shareholder Representative Services LLC.

99.1	Press Release dated July 21, 2010, entitled “Oclaro Acquires Mintera Corporation”.

*	Exhibits and schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Oclaro agrees to furnish a supplemental copy of any omitted exhibit or schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 26, 2010	OCLARO, INC.
/s/ Jerry Turin
Jerry Turin
Chief Financial Officer